REDOX TECHNOLOGY CORPORATION
                               3872 ROCHESTER ROAD
                              TROY, MICHIGAN 48083

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                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY.
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February 22, 2006
To the stockholders of Redox Technology Corporation:


NOTICE IS HEREBY GIVEN, pursuant to Section 228 of the General Corporation Law of the State of Delaware, that on January 5, 2006 the holders of at least a majority of the outstanding shares of common stock of Redox Technology Corporation, a Delaware corporation (the "Company") acted by written consent, without a meeting of the stockholders to approve the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware in order to (i) change the name of the Company from Redox Technology Corporation to Midnight Holdings Group, Inc. and (ii) increase the number of authorized shares of common stock of the Company from 350,000,000 shares to 1,000,000,000 shares. These proposals have been approved by the holders of a majority of the issued and outstanding shares of common stock as of January 5, 2006. YOUR CONSENT IS NOT REQUIRED AND IS NOT BEING SOLICITED IN CONNECTION WITH THIS ACTION. Pursuant to Section 228 of the General Corporation Law of the State of Delaware, you are hereby being provided with notice of the approval by written consent by the holders of at least a majority of the Company's issued and outstanding common stock of the foregoing. Attached hereto as EXHIBIT A is a copy of the Charter to be filed with the Secretary of State of Delaware.


                                            By order of the Board of Directors

                                            /s/ Nicholas A. Cocco

                                            Nicholas A. Cocco
                                            Chief Executive Officer and Director

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                                                                       EXHIBIT A
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                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                          REDOX TECHNOLOGY CORPORATION

       REDOX TECHNOLOGY CORPORATION., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "CORPORATION"), does hereby certify that:

              1. The name of the Corporation is Redox Technology Corporation.

              2. The Corporation was originally incorporated and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State for the State of Delaware on April 25, 1988 under the name DCUSA Corporation. A Certificate of Renewal was filed with the Secretary of State for the State of Delaware on August 3, 1992. A Certificate of Amendment changing the name of the Corporation to Redox Technology Corporation was filed with the Secretary of State for the State of Delaware on June 7, 1993. A Certificate of Change of the Registered Agent was filed with the Secretary of State for the State of Delaware August 31, 1993. A Certificate of Amendment was filed with the Secretary of State for the State of Delaware on July 5, 1994. A Certificate of Renewal was filed with the Secretary of State for the State of Delaware on July 29, 1996. A Certificate of Amendment was filed with the Secretary of State for the State of Delaware on September 12, 1996. A Certificate of Amendment was filed with the Secretary of State for the State of Delaware on March 5, 2001. A Certificate of Renewal was filed with the Secretary of State for the State of Delaware on April 21, 2004. A Certificate of Amendment was filed with the Secretary of State for the State of Delaware on September 10, 2004. A Certificate of Resignation of Registered Agent without appointment was filed with the Secretary of State for the State of Delaware on December 13, 2005. A Certificate of Change of Registered Agent was filed with the Secretary of State for the State of Delaware on December 15, 2005.

              3. This Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation (the "BOARD") and the Corporation's stockholders in accordance with the provisions of Sections 242 and 245 of the DGCL. This Amended and Restated Certificate of Incorporation amends and restates in its entirety the Corporation's Certificate of Incorporation, as amended or supplemented prior to the date hereof.

              4. The Corporation's Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

       FIRST: The name of the Corporation is Midnight Holdings Group, Inc.

       SECOND: The address of the registered office of the Corporation is located at 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801. The name of its registered agent at that address is The Corporation Trust Company.

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       THIRD:  The purposes for which the Corporation is formed are to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

       FOURTH: The authorized and designated capital stock of the Corporation shall be as follows:

       A. The Corporation is authorized to issue two classes of stock to be designated, respectively, "COMMON STOCK" and "PREFERRED STOCK", the latter of which may be issued in any number of series.

       B. The total number of shares of capital stock that the Corporation is authorized to issue is 1,010,000,000 shares, (i) 1,000,000,000 shares of which shall be Common Stock (the "COMMON STOCK"), with a par value of $0.00005 per share and (ii) 10,000,000 shares of which shall be Preferred Stock (the "Preferred Stock"), with a par value of $0.001 per share, which Preferred Stock the Board of Directors of the Corporation is hereby expressly authorized to issue from time to time in one or more series, each series having such voting powers, dividends, designations, preferences and other rights, qualifications, limitations and restrictions as designated by the Board of Directors from time to time.

       FIFTH: The Corporation is to have perpetual existence.

       SIXTH: In furtherance and not in limitation of the powers conferred by statute and except as otherwise provided herein, the Board is expressly authorized to make, alter, amend or repeal the bylaws of the Corporation.

       SEVENTH: The number of directors which constitute the whole Board shall be as specified in the bylaws of the Corporation.

       EIGHTH: Meetings of stockholders may be held within or without the State of Delaware, as the bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the bylaws of the Corporation.

       NINTH:

       A. The Corporation shall indemnify each of the Corporation's directors and officers in each and every situation where, under Section 145 of the DGCL, as amended from time to time ("SECTION 145"), the Corporation is permitted or empowered to make such indemnification, and to the fullest extent permitted by law. The Corporation may, in the sole discretion of the Board, indemnify any other person who may be indemnified pursuant to Section 145 to the extent the Board deems advisable, as permitted by Section 145.

       B. No person shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that the

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foregoing  shall not  eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or
(iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is subsequently amended to further eliminate or limit the liability of a director, then a director of the Corporation, in addition to the circumstances in which a director is not personally liable as set forth in the preceding sentence, shall not be liable to the fullest extent permitted by the DGCL as so amended. For purposes of this Article, "fiduciary duty as a director" shall include any fiduciary duty arising out of serving at the Corporation's request as a director of another corporation, partnership, joint venture, trust or other enterprise, and "personal liability to the Corporation or its
stockholders"   shall   include  any   liability  to  such  other   corporation,
partnership, joint venture, trust or other enterprise, and any liability to the Corporation in its capacity as a security holder, joint venturer, partner, beneficiary, creditor or investor of or in any such other corporation, partnership, joint venture, trust or other enterprise. Neither any amendment nor repeal of this Article NINTH (B), nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article NINTH (B), shall eliminate or reduce the effect of this Article NINTH (B) in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article NINTH (B), would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

       TENTH: The directors of the Corporation need not be elected by written ballot unless the bylaws of the Corporation so provide.


                            [SIGNATURE PAGE FOLLOWS]

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              IN WITNESS WHEREOF,  Redox Technology  Corporation has caused this
Amended and Restated Certificate of Incorporation to be executed by its duly authorized officer this 4th day of January 2006.


                                      REDOX TECHNOLOGY CORPORATION



                                      By:
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                                            Name:  Nicholas Cocco
                                            Title: Chief Executive Officer